                                                                      Exhibit 99


                              SUBJECT TO REVISION
                    SERIES TERM SHEET DATED DECEMBER 6, 1999


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 1999-6
                    $500,000,000 ____% CLASS A CERTIFICATES
                     $26,316,000 ____% CLASS B CERTIFICATES

                            GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

     THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

     WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.

MORGAN STANLEY DEAN WITTER
         BANC OF AMERICA SECURITIES LLC
                 BANC ONE CAPITAL MARKETS, INC.
                          BARCLAYS CAPITAL
                                  COMMERZBANK CAPITAL MARKETS
                                           DRESDNER KLEINWORT BENSON

     THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1999-6 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES..............................    Discover Card Master Trust I, Series 1999-6 ____% Class A
                                                     Credit Card Pass-Through Certificates and Discover Card
                                                     Master Trust I, Series 1999-6 ____% Class B Credit Card
                                                     Pass-Through Certificates.

INTEREST RATE....................................    Class A Certificates: ____% per year.

                                                     Class B Certificates: ____% per year.

                                                     The Trustee will calculate interest on the Certificates on the basis of a 360-day year of twelve 30-day months.

INTEREST PAYMENT DATES............................   The 15th day of each January and July (or the next
                                                     business day), beginning in July 2000, and at maturity
                                                     for the Class B Certificates.

EXPECTED MATURITY DATES..........................    Class A Certificates:  January 15, 2005 (or the next
                                                     business day). If an Amortization Event occurs, the
                                                     Trust will pay principal monthly and the final principal
                                                     payment may be made before or after January 15, 2005.

                                                     Class B Certificates: February 15, 2005 (or the next
                                                     business day). If an Amortization Event occurs, the
                                                     Trust will pay principal monthly and the final payment of
                                                     principal may be made either before or after February
                                                     15, 2005. The Trust must generally pay all Class A
                                                     principal before it pays any Class B principal.

                                                     An "Amortization Event" is an event that will cause the
                                                     Trust to begin repaying principal on a monthly basis.

SERIES TERMINATION DATE..........................    The first business day following July 15, 2007 (or, if July
                                                     15, 2007 is not a business day, the second business day
                                                     following July 15, 2007).  The Series Termination Date
                                                     is the last day on which the Trust will pay principal on
                                                     the Certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT).....................    The Class B Certificates are subordinated to the Class A
                                                     Certificates, up to a specified dollar amount, known as
                                                     the "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT....................    Initially $44,736,860, which may be reduced, reinstated
                                                     or increased from time to time.  The Available
                                                     Subordinated Amount will increase by $26,315,800 after
                                                     an Effective Alternative Credit Support Election.

                                                     "Effective Alternative Credit Support Election" will mean
                                                     an effective election made by Greenwood to change the
                                                     way in which the Trust allocates finance charge
                                                     collections to this Series. To make this election,
                                                     Greenwood must deposit additional funds into the cash
                                                     collateral account discussed below.


CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)...............  Greenwood will arrange to have a cash collateral account established
                                             and funded with $21,052,640 for the
                                             direct benefit of the Class B
                                             investors (the "Credit Enhancement
                                             Account") on the date the
                                             Certificates are issued. The
                                             Trustee may withdraw funds from
                                             this account to reimburse the Class
                                             B investors for amounts that would
                                             otherwise reduce their interest in
                                             the Trust or affect their interest
                                             payments.

                                             The amount on deposit in this
                                             account may decrease or increase on
                                             future Distribution Dates. A
                                             "Distribution Date" is the 15th
                                             calendar day of each month (or the
                                             next business day), beginning in
                                             January 2000.

                                             The maximum amount of Credit
                                             Enhancement as of any Distribution
                                             Date will be:

                                             Before either an Effective
                                             Alternative Credit Support Election
                                             or a Supplemental Credit
                                             Enhancement Event:

                                             -  4.0% of the Series Investor
                                                Interest as of the end of the
                                                preceding month (but not less
                                                than $5,263,160); or

                                             Before an Effective Alternative
                                             Credit Support Election but after a
                                             Supplemental Credit Enhancement
                                             Event:

                                             -  5.0% of the Series Investor
                                                Interest as of the end of the
                                                preceding month (but not less
                                                than $5,263,160); or

                                             After an Effective Alternative
                                             Credit Support Election

                                             -  8.5% of the Series Investor
                                                Interest as of the end of the
                                                preceding month (but not less
                                                than $5,263,160).

                                             However, if an Amortization Event
                                             has occurred, the maximum amount of
                                             Credit Enhancement will be the
                                             amount on deposit in the Credit
                                             Enhancement Account on the
                                             Distribution Date immediately
                                             before the Amortization Event
                                             occurred.

                                             A "Supplemental Credit Enhancement
                                             Event" will occur the first time
                                             Standard & Poor's Ratings Services
                                             withdraws the long-term debt or
                                             deposit rating of Greenwood (or an
                                             additional seller, if any) or
                                             reduces this rating below BBB -.

                                             "Series Investor Interest" will
                                             mean $526,316,000 minus

                                             -  the amount of principal
                                                collections on deposit for the
                                                benefit of investors in this
                                                Series (after giving effect to
                                                losses of principal on
                                                investments of these funds),
                                             -  the aggregate amount of
                                                principal previously paid to
                                                investors in this Series, and

                                             -  the aggregate amount of investor
                                                losses resulting from accounts
                                                in which the receivables have
                                                been charged-off as
                                                uncollectible (after giving
                                                effect to all provisions in the
                                                Series Supplement to reimburse
                                                these charged-off amounts).

THE RECEIVABLES...........................   The receivables in the Accounts
                                             included in the Trust as of
                                             November 1, 1999 totaled
                                             $27,124,420,322.23.

GROUP EXCESS SPREAD.......................   The Certificates initially will
                                             be included in the "Group One"
                                             group of series. The three-month
                                             rolling average Group Excess Spread
                                             Percentage (as defined below) was
                                             5.73% for the Distribution Date in
                                             November 1999.

                                             "Group Excess Spread Percentage"
                                             for any Distribution Date is a
                                             percentage calculated by
                                             multiplying:

                                             -  twelve, by

                                             -  an amount for all series in
                                                Group One equal to

                                                -  the total amount of finance
                                                   charge collections,
                                                   investment income and other
                                                   similar collections allocable
                                                   to each series for the prior
                                                   calendar month, minus

                                                -  the total amount of interest
                                                   and certain fees payable for
                                                   each series and the amount of
                                                   receivables allocable to each
                                                   series that have been charged
                                                   off as uncollectible for the
                                                   prior calendar month;

                                             and then dividing the product by an
                                             amount equal to the sum of all
                                             investor interests for each series
                                             in Group One (in each case for the
                                             Distribution Date).

RATING OF THE INVESTOR CERTIFICATES.......   The Trust will only issue the
                                             Certificates if Standard & Poor's
                                             has rated the Class A Certificates
                                             "AAA" and the Class B Certificates
                                             at least "A" and Moody's Investors
                                             Service, Inc. has rated the Class A
                                             Certificates "Aaa" and has rated
                                             the Class B Certificates at least
                                             "A2."

ERISA CONSIDERATIONS.......................  Greenwood believes that employee benefit plans subject to ERISA may
                                             acquire Class A Certificates;
                                             however, advisers to these plans
                                             should consult their own counsel.
                                             Employee benefit plans subject to
                                             ERISA may not acquire the Class B
                                             Certificates.

LISTING...................................   Greenwood expects to list the
                                             Certificates on the Luxembourg
                                             Stock Exchange to facilitate
                                             trading in non-U.S. markets.

                          COMPOSITION OF THE ACCOUNTS

     We have set forth information below about the Accounts that are part of the Trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

     GEOGRAPHIC DISTRIBUTION. As of November 1, 1999, the following five states had the largest receivables balances :

        STATE                                  PERCENTAGE OF TOTAL RECEIVABLES
        -----                                        BALANCE IN THE ACCOUNTS
                                                     -----------------------

        California.....................                        11.2%
        Texas..........................                         9.3%
        New York.......................                         6.8%
        Florida........................                         5.9%
        Illinois.......................                         5.1%

     CREDIT LIMIT INFORMATION. As of November 1, 1999, the Accounts had the following credit limits:

                                                                                      PERCENTAGE
                                                                     RECEIVABLES       OF TOTAL
                                                                     OUTSTANDING      RECEIVABLES
                                                                       (000'S)        OUTSTANDING
                                                                     -----------      -----------
CREDIT LIMIT
Less than or equal to $1,000.00....................                  $   398,065         1.5%
$1,000.01 to $2,000.00.............................                  $ 1,956,069         7.2%
$2,000.01 to $3,000.00.............................                  $ 2,278,034         8.4%
Over $3,000.00.....................................                  $22,492,252         2.9%
                                                                     -----------       ------
  Total............................................                  $27,124,420       100.0%
                                                                     ===========       ======

     SEASONING. As of November 1, 1999, 94.0% of the Accounts were at least 24 months old. The ages of Accounts as of November 1, 1999 were distributed as follows:

                                                  PERCENTAGE        PERCENTAGE
      AGE OF ACCOUNTS                             OF ACCOUNTS       OF BALANCES
      ---------------                             -----------       -----------
      Less than 12 Months....................          0.6%              0.3%
      12 to 23 Months........................          5.4%              2.8%
      24 to 35 Months........................          7.0%              7.2%
      36 Months and Greater..................         87.0%             89.7%
                                                    ------            ------
                                                     100.0%            100.0%
                                                    ======            ======

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of November 1, 1999, the Accounts had the following delinquency statuses:

                                                    AGGREGATE
                                                     BALANCES        PERCENTAGE
      PAYMENT STATUS                                 (000'S)         OF BALANCES
      --------------                                ---------        -----------
      Current.................................     $23,145,524           85.3%
      1 to 29 Days............................     $ 1,933,332            7.1%
      30 to 59 Days...........................      $ 763,299             2.8%
      60 to 89 Days...........................      $ 487,447             1.8%
      90 to 119 Days..........................      $ 340,778             1.3%
      120 to 149 Days.........................      $ 258,142             1.0%
      150 to 179 Days.........................      $ 195,898             0.7%
                                                    ---------          -------
                                                   $27,124,420          100.0%
                                                   ===========          ======

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of August 31, 1999, the following five states had the largest receivables balances:

                                                           PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                                                 OF DISCOVER CARD PORTFOLIO
                 STATE                                              AS OF AUGUST 31, 1999
                 -----                                     ---------------------------------------
                 California..........................                     11.6%
                 Texas...............................                      9.2%
                 New York............................                      7.0%
                 Florida.............................                      5.9%
                 Illinois............................                      5.2%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of August 31, 1999.

         CREDIT LIMIT INFORMATION. As of August 31, 1999, the accounts in the Discover Card portfolio had the following credit limits:

                                                                                                PERCENTAGE
                                                                           RECEIVABLES           OF TOTAL
                                                                           OUTSTANDING          RECEIVABLES
         CREDIT LIMIT                                                         (000'S)           OUTSTANDING
         ------------                                                    -------------          -----------
         Less than or equal to $1,000.00......................            $    583,463              1.8%
         $1,000.01 to $2,000.00...............................            $  2,365,721              7.3%
         $2,000.01 to $3,000.00...............................            $  2,651,623              8.2%
         Over $3,000.00.......................................            $ 26,880,640             82.7%
                                                                          ------------             -----
           Total..............................................            $ 32,481,447            100.0%
                                                                          ============            ======

         SEASONING. As of August 31, 1999, 84.4% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of August 31, 1999 were distributed as follows:

                                                                     PERCENTAGE      PERCENTAGE
                   AGE OF ACCOUNTS                                  OF ACCOUNTS      OF BALANCES
                   ---------------                                  -----------      -----------
                   Less than 12 Months......................            10.4%            9.0%
                   12 to 23 Months..........................             5.2%            3.0%
                   24 to 35 Months..........................             6.3%            6.9%
                   36 Months and Greater....................            78.1%           81.1%
                                                                       ------          ------
                                                                       100.0%          100.0%
                                                                       ======          ======

     SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:


                                NINE MONTHS ENDED   TWELVE MONTHS ENDED   ELEVEN MONTHS ENDED   TWELVE MONTHS ENDED
                                 AUGUST 31, 1999     NOVEMBER 30, 1998     NOVEMBER 30, 1997     DECEMBER 31, 1996
                                 ---------------     -----------------     -----------------     -----------------
Aggregate Monthly Yields (1)
    Excluding Recoveries (2)         17.48%               18.02%                 18.19%                17.72%
    Including Recoveries (3)         18.27%               18.76%                 18.90%                18.20%

------------------------------

(1) Greenwood calculates the "Monthly Yield" by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees. "Aggregate Monthly Yield" is the average of Monthly Yields annualized for each period shown.

(2) Aggregate Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Aggregate Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of August 31, 1999, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                              AGGREGATE
                                               BALANCES          PERCENTAGE
  PAYMENT STATUS                                (000'S)          OF BALANCES
  --------------                                -------          -----------
  Current...........................         $28,284,642            87.1%
  1 to 29 Days......................         $ 2,122,715             6.5%
  30 to 59 Days.....................         $   826,372             2.6%
  60 to 89 Days.....................         $   496,408             1.5%
  90 to 119 Days....................         $   319,666             1.0%
  120 to 149 Days...................         $   236,240             0.7%
  150 to 179 Days...................         $   195,404             0.6%
                                             -----------            ----
                                             $32,481,447           100.0%
                                             ===========          ======

     SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:


                   AVERAGE OF NINE MONTHS   AVERAGE OF TWELVE MONTHS     AVERAGE OF ELEVEN MONTHS      AVERAGE OF TWELVE MONTHS
                   ENDED AUGUST 31, 1999     ENDED NOVEMBER 30, 1998      ENDED NOVEMBER 30, 1997      ENDED DECEMBER 31, 1996
                   ---------------------     -----------------------      -----------------------      -----------------------

                  DELINQUENT                 DELINQUENT                   DELINQUENT                     DELINQUENT
                    AMOUNT                     AMOUNT                       AMOUNT                         AMOUNT
                   (000's)    PERCENTAGE(1)   (000's)     PERCENTAGE(1)    (000'S)     PERCENTAGE (1)     (000'S)     PERCENTAGE(1)
                  ----------  -------------  -----------  -------------   -----------  --------------     ----------  -------------
30-59 Days.....   $  773,747      2.5%       $  759,521        2.6%       $  743,464        2.6%         $  680,645      2.7%
60-89 Days.....   $  448,872      1.5%       $  456,059        1.5%       $  432,410        1.5%         $  361,992      1.4%
90-179 Days....   $  797,367      2.6%       $  853,961        2.9%       $  803,204        2.8%         $  593,661      2.3%
                  ----------      ----       ----------        ---        ----------        ---          ----------      ---
    Total......   $2,019,986      6.6%       $2,069,541        7.0%       $1,979,078        6.9%         $1,636,298      6.4%
                  ==========      ----       ==========        ===        ==========        ===          ==========      ===

---------------------------------

(1) Greenwood calculates the percentages by dividing the Delinquent Amount by the Average Receivables Outstanding for each period. The "Delinquent Amount" is the average of the monthly ending balances of delinquent accounts during the periods indicated. The "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                          NINE MONTHS ENDED     TWELVE MONTHS ENDED    ELEVEN MONTHS ENDED      TWELVE MONTHS ENDED
                                           AUGUST 31, 1999       NOVEMBER 30, 1998      NOVEMBER 30, 1997        DECEMBER 31, 1996
                                           ---------------       -----------------      -----------------        -----------------
                                                                           (DOLLARS IN THOUSANDS)
Average Receivables Outstanding(1)...       $ 30,847,057           $ 29,749,158           $ 28,403,076              $ 25,542,718
Gross Charge-Offs....................       $  1,509,520           $  2,215,002           $  1,891,601              $  1,458,450
Gross Charge-Offs as an Annualized
  Percentage of  Average
  Receivables Outstanding(2).........           6.52%                  7.45%                  7.27%                     5.71%

------------------------------

(1) "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.


         SUMMARY PAYMENT RATE INFORMATION (1). The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                      NINE MONTHS ENDED     TWELVE MONTHS ENDED     ELEVEN MONTHS ENDED     TWELVE MONTHS ENDED
                                       AUGUST 31, 1999       NOVEMBER 30, 1998       NOVEMBER 30, 1997       DECEMBER 31, 1996
                                       ---------------       -----------------       -----------------       -----------------
Average Monthly Payment Rate(2)            16.74%                  15.42%                 14.51%                  15.24%
Highest Monthly Payment Rate.......        17.83%                  17.01%                 16.31%                  18.08%
Lowest Monthly Payment Rate......          15.19%                  13.90%                 12.41%                  13.33%

-----------------------
(1) Greenwood calculates the "Monthly Payment Rate" by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Greenwood calculates the "Average Monthly Payment Rate" for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period.